UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07460

Exact name of registrant as specified in charter:	Delaware Investments® Dividend and Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	February 29, 2012

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

February 29, 2012

	Number of
	Shares	Value
Common Stock – 65.91%
Consumer Discretionary – 3.83%
=∏†Avado Brands	1,390	$0
Comcast Class A	45,700	1,342,666
†DIRECTV Class A	1,550	71,796
Lowe's	57,000	1,617,660
		3,032,122
Consumer Staples – 8.02%
Archer-Daniels-Midland	39,600	1,235,520
CVS Caremark	29,200	1,316,920
Kimberly-Clark	17,000	1,238,960
Kraft Foods Class A	32,300	1,229,661
*Safeway	61,700	1,323,464
		6,344,525
Diversified REITs – 0.55%
*Fifth Street Finance	28,741	284,536
Lexington Reality Trust	12,500	108,125
Nieuwe Steen Investments	269	3,179
Vornado Realty Trust	465	38,004
		433,844
Energy – 6.59%
Chevron	11,800	1,287,616
ConocoPhillips	15,700	1,201,835
Marathon Oil	38,600	1,308,154
Williams	39,500	1,180,260
†WPX Energy	13,166	239,095
		5,216,960
Financials – 6.74%
Allstate	43,100	1,354,632
Bank of New York Mellon	53,700	1,187,307
†Home Loan Servicing Solution	26,900	364,764
Marsh & McLennan	38,800	1,210,560
Travelers	21,000	1,217,370
		5,334,633
Healthcare – 9.64%
†Alliance HealthCare Services	7,323	9,959
Baxter International	20,700	1,203,291
Cardinal Health	27,000	1,121,850
Johnson & Johnson	19,400	1,262,552
Merck	36,900	1,408,472
Pfizer	61,189	1,291,088
Quest Diagnostics	22,900	1,329,345
		7,626,557
Healthcare REITs – 2.09%
Cogdell Spencer	14,200	60,066
HCP	3,850	152,075
Health Care REIT	7,660	417,010
LTC Properties	2,800	86,408
Omega Healthcare Investors	8,000	162,960
Ventas	13,797	771,529
		1,650,048

Hotel REITs – 0.79%
Ashford Hospitality Trust	9,000	75,960
DiamondRock Hospitality	12,300	122,508
LaSalle Hotel Properties	3,100	82,708
Summit Hotel Properties	37,600	346,296
		627,472
Industrial REITs – 0.78%
†First Industrial Realty Trust	26,400	312,048
ProLogis	1,080	36,353
STAG Industrial	21,700	266,693
		615,094
Industrials – 4.67%
†Delta Air Lines	24	235
†Flextronics International	4,400	31,020
Northrop Grumman	20,600	1,232,086
Raytheon	26,000	1,313,520
Waste Management	31,900	1,115,862
		3,692,723
Information Technology – 6.44%
Cisco Systems	64,900	1,290,212
Intel	53,700	1,443,456
Motorola Solutions	26,642	1,326,772
Xerox	126,200	1,038,626
		5,099,066
Mall REITs – 2.27%
General Growth Properties	4,429	72,060
Macerich	1,326	71,591
Pennsylvania Real Estate Investment Trust	24,600	330,132
†Rouse Properties	166	2,429
Simon Property Group	9,747	1,320,523
		1,796,735
Materials – 1.48%
duPont (E.I.) deNemours	23,000	1,169,550
=∏†PT Holdings	350	4
		1,169,554
Mixed REITs – 1.04%
*Digital Realty Trust	7,550	547,375
*DuPont Fabros Technology	4,100	93,890
Liberty Property Trust	2,300	78,016
PS Business Parks	1,600	99,872
		819,153
Mortgage REITs – 0.41%
Chimera Investment	20,100	61,707
Starwood Property Trust	13,500	266,490
		328,197
Multifamily REITs – 1.22%
Apartment Investment & Management	6,768	168,117
Associated Estates Realty	6,100	91,012
BRE Properties	4,200	203,406
Camden Property Trust	2,950	182,900
Equity Residential	5,600	318,584
		964,019
Office REITs – 0.64%
Alstria Office REIT	23,400	262,451
Boston Properties	400	40,620
Brandywine Realty Trust	9,700	104,857
Government Properties Income Trust	4,100	95,653
		503,581
Real Estate Management & Development – 0.00%
†Howard Hughes	1	56
		56
Self-Storage REITs – 0.83%
Extra Space Storage	2,800	73,836
Public Storage	4,350	583,205
		657,041

Shopping Center REITs – 1.04%
Equity One	6,800	129,336
Federal Realty Investment Trust	300	28,605
First Capital Realty	11,881	214,971
Kimco Realty	17,230	316,687
Ramco-Gershenson Properties Trust	5,200	57,564
*Weingarten Realty Investors	3,000	74,700
		821,863
Single Tenant REIT – 0.19%
*National Retail Properties	5,700	151,905
		151,905
Specialty REITs – 1.48%
*Entertainment Properties Trust	2,420	110,110
Plum Creek Timber	5,785	226,541
Potlatch	4,125	127,133
Rayonier	2,500	111,300
Solar Capital	25,861	594,802
		1,169,886
Telecommunications – 3.38%
AT&T	39,600	1,211,364
=†Century Communications	500,000	0
France Telecom ADR	5,100	78,132
*Frontier Communications	33,800	155,142
†GeoEye	550	11,149
Verizon Communications	32,000	1,219,520
		2,675,307
Utilities – 1.79%
American Water Works	3,600	123,408
=†Calpine Tracking	345,000	0
Edison International	30,900	1,293,783
†GenOn Energy	535	1,316
†Mirant (Escrow)	180,000	0
		1,418,507
Total Common Stock (cost $45,191,346)		52,148,848

Convertible Preferred Stock – 2.13%
*Apache 6.00% exercise price $109.12, expiration date 8/1/13	1,700	103,173
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49	6,522	347,704
#Chesapeake Energy 144A 5.75% exercise price $27.94, expiration date 12/31/49	91	97,598
El Paso Energy Capital Trust I 4.75% exercise price $41.59, expiration date 3/31/28	5,250	241,080
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49	288	286,272
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17	305	247,355
PPL 9.50% exercise price $28.80, expiration date 7/1/13	3,800	210,558
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	1,180	150,671
Total Convertible Preferred Stock (cost $1,620,628)		1,684,411

	Principal
	Amount
Convertible Bonds – 10.14%
Capital Goods – 1.18%
#AAR 144A 1.75% exercise price $29.04, expiration date 1/1/26	$260,000	268,775
L-3 Communications Holdings 3.00% exercise price $96.48, expiration date 8/1/35	301,000	296,861
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15	375,000	372,188
		937,824
Communications – 1.25%
#Alaska Communications Systems Group 144A 6.25% exercise price $10.28, expiration date 4/27/18	189,000	139,388
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40	131,000	96,613
*Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	282,000	269,310
Rovi 2.625% exercise price $47.36, expiration date 2/10/40	133,000	145,136
SBA Communications 4.00% exercise price $30.38, expiration date 10/1/14	208,000	342,939
		993,386

Consumer Cyclical – 0.88%
ϕArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27	295,000	236,369
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/10/15	160,000	172,000
Pantry 3.00% exercise price $50.09, expiration date 11/15/12	290,000	289,275
		697,644
Consumer Non-Cyclical – 1.44%
*Alere 3.00% exercise price $43.98, expiration date 5/15/16	228,000	226,005
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	67,000	56,196
#Illumina 144A 0.25% exercise price $83.55, expiration date 3/11/16	63,000	60,086
LifePoint Hospitals 3.50% exercise price $51.79, expiration date 5/14/14	300,000	316,875
Medtronic 1.625% exercise price $54.00, expiration date 4/15/13	159,000	160,789
Mylan 3.75% exercise price $13.32, expiration date 9/10/15	91,000	171,649
NuVasive
2.25% exercise price $44.74, expiration date 3/15/13	33,000	32,505
2.75% exercise price $42.13, expiration date 6/30/17	130,000	112,613
		1,136,718
Energy – 0.35%
James River Coal 4.50% exercise price $25.78, expiration date 12/1/15	89,000	53,845
Transocean 1.50% exercise price $158.97, expiration date 12/15/37	224,000	223,720
		277,565
Financials – 1.34%
#Ares Capital 144A 5.75% exercise price $19.13, expiration date 2/1/16	189,000	201,285
#BGC Partners 144A 4.50% exercise price $9.84, expiration date 7/13/16	122,000	118,798
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	334,000	333,999
MGIC Investment 5.00% exercise price $13.44, expiration date 4/27/17	96,000	72,720
PHH
4.00% exercise price $20.50, expiration date 4/15/12	160,000	160,800
4.00% exercise price $25.80, expiration date 9/1/14	182,000	170,398
		1,058,000
Healthcare – 0.45%
ϕ*Hologic 2.00% exercise price $38.59, expiration date 12/15/37	358,000	357,105
		357,105
Industrials – 0.19%
ϕGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29	134,000	147,400
		147,400
Real Estate – 0.22%
#Lexington Realty Trust 144A 6.00% exercise price $7.01, expiration date 1/11/30	129,000	172,860
		172,860
Services – 0.56%
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	466,000	440,953
		440,953
Technology – 2.28%
Advanced Micro Devices
5.75% exercise price $20.13, expiration date 8/15/12	82,000	83,948
6.00% exercise price $28.08, expiration date 4/30/15	217,000	226,222
#144A 6.00% exercise price $28.08, expiration date 4/30/15	83,000	86,528
Alcatel-Lucent USA 2.875% exercise price $15.35, expiration date 6/15/25	82,000	79,028
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18	137,000	148,474
Equinix 4.75% exercise price $84.32, expiration date 6/15/16	88,000	160,380
Intel 3.25% exercise price $22.45, expiration date 8/1/39	124,000	170,345
Linear Technology 3.00% exercise price $43.39, expiration date 5/1/27	312,000	334,619
SanDisk 1.50% exercise price $52.37, expiration date 8/11/17	186,000	223,665
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	235,000	293,749
		1,806,958
Total Convertible Bonds (cost $7,599,579)		8,026,413

Corporate Bonds – 41.67%
Automobiles – 1.72%
American Axle & Manufacturing
*7.75%11/15/19	120,000	128,550
7.875% 3/1/17	40,000	41,600

ArvinMeritor
8.125% 9/15/15	147,000	151,410
10.625% 3/15/18	60,000	63,300
Chrysler Group 8.25% 6/15/21	430,000	436,450
Ford Motor Credit 12.00% 5/15/15	147,000	185,947
Goodyear Tire & Rubber 7.00% 5/15/22	30,000	30,525
#International Automotive Components Group 144A 9.125% 6/1/18	165,000	147,675
*#Jaguar Land Rover 144A 8.125% 5/15/21	170,000	176,375
		1,361,832
Banking – 1.46%
BAC Capital Trust VI 5.625% 3/8/35	290,000	267,438
•Fifth Third Capital Trust IV 6.50% 4/15/37	245,000	244,388
•#HBOS Capital Funding 144A 6.071% 6/29/49	375,000	270,000
•Regions Financing Trust II 6.625% 5/15/47	405,000	372,599
		1,154,425
Basic Industry – 5.80%
*AK Steel 7.625% 5/15/20	169,000	170,901
#Algoma Acquisition 144A 9.875% 6/15/15	196,000	178,850
#APERAM 144A 7.75% 4/1/18	150,000	143,250
#Cemex Espana Luxembourg 144A 9.25% 5/12/20	186,000	171,120
#FMG Resources August 2006 144A
6.875% 2/1/18	82,000	86,920
7.00% 11/1/15	119,000	126,438
Headwaters 7.625% 4/1/19	170,000	164,050
Hexion US Finance 9.00% 11/15/20	100,000	98,500
Immucor 11.125% 8/15/19	155,000	171,663
*#Ineos Group Holdings 144A 8.50% 2/15/16	540,000	495,449
Interface 7.625% 12/1/18	116,000	127,455
#International Wire Group Holdings 144A 9.75% 4/15/15	129,000	135,211
#JMC Steel Group 144A 8.25% 3/15/18	170,000	178,288
#Kinove German Bondco 144A 9.625% 6/15/18	200,000	205,500
#Longview Fibre Paper & Packaging 144A 8.00% 6/1/16	170,000	175,525
#LyondellBasell Industries 144A 6.00% 11/15/21	90,000	99,225
#MacDermid 144A 9.50% 4/15/17	204,000	214,709
#Masonite International 144A 8.25% 4/15/21	165,000	177,788
*#Millar Western Forest Products 144A 8.50% 4/1/21	125,000	94,688
Momentive Performance Materials 9.00% 1/15/21	330,000	306,074
#Murray Energy 144A 10.25% 10/15/15	148,000	151,700
Norcraft 10.50% 12/15/15	186,000	165,075
Nortek 8.50% 4/15/21	180,000	175,050
Ply Gem Industries 13.125% 7/15/14	152,000	151,240
=@Port Townsend 12.431% 8/27/12	109,512	49,828
Ryerson
•7.922% 11/1/14	92,000	86,940
12.00% 11/1/15	116,000	120,060
#Taminco Global Chemical 144A 9.75% 3/31/20	160,000	168,000
		4,589,497
Capital Goods – 2.51%
Berry Plastics
9.75% 1/15/21	219,000	235,425
10.25% 3/1/16	110,000	114,400
#DAE Aviation Holdings 144A 11.25% 8/1/15	164,000	171,380
Kratos Defense & Security Solutions 10.00% 6/1/17	155,000	167,788
*Manitowoc 9.50% 2/15/18	143,000	160,875
Mueller Water Products 7.375% 6/1/17	169,000	167,310
Pregis 12.375% 10/15/13	173,000	169,108
#Reynolds Group Issuer 144A
9.00% 4/15/19	284,000	285,419
9.875% 8/15/19	270,000	279,450
#Sealed Air 144A
8.125% 9/15/19	40,000	45,400
8.375% 9/15/21	55,000	63,250
TriMas 9.75% 12/15/17	111,000	123,488
		1,983,293

Consumer Cyclical – 2.51%
Brown Shoe 7.125% 5/15/19	135,000	132,975
Burlington Coat Factory Warehouse 10.00% 2/15/19	265,000	273,280
CKE Restaurants 11.375% 7/15/18	143,000	163,735
Dave & Buster's 11.00% 6/1/18	177,000	189,390
DineEquity 9.50% 10/30/18	229,000	253,618
Express 8.75% 3/1/18	92,000	102,350
Michaels Stores
11.375% 11/1/16	55,000	58,570
13.00% 11/1/16	105,000	111,952
*OSI Restaurant Partners 10.00% 6/15/15	165,000	171,806
Quiksilver 6.875% 4/15/15	185,000	186,388
#Rite Aid 144A 9.25% 3/15/20	170,000	172,550
Tops Holding 10.125% 10/15/15	156,000	169,065
		1,985,679
Consumer Non-Cyclical – 1.53%
#Armored Autogroup 144A 9.25% 11/1/18	64,000	54,080
*Dean Foods 7.00% 6/1/16	124,000	128,030
Del Monte 7.625% 2/15/19	169,000	170,268
#JBS USA 144A 8.25% 2/1/20	165,000	170,775
NBTY 9.00% 10/1/18	207,000	228,217
Pinnacle Foods Finance 10.625% 4/1/17	202,000	214,499
Visant 10.00% 10/1/17	92,000	85,100
#Viskase 144A 9.875% 1/15/18	152,000	160,360
		1,211,329
Energy – 5.15%
American Petroleum Tankers Parent 10.25% 5/1/15	134,000	140,700
Antero Resources Finance 9.375% 12/1/17	151,000	166,855
Calumet Specialty Products Partners 9.375% 5/1/19	260,000	272,350
Chaparral Energy 8.25% 9/1/21	250,000	278,749
Chesapeake Energy
6.625% 8/15/20	144,000	151,200
6.875% 11/15/20	19,000	20,045
Comstock Resources 7.75% 4/1/19	230,000	213,900
Copano Energy
7.125% 4/1/21	55,000	58,575
7.75% 6/1/18	96,000	102,240
Crosstex Energy 8.875% 2/15/18	119,000	129,710
#Helix Energy Solutions Group 144A 9.50% 1/15/16	76,000	79,895
#Hercules Offshore 144A 10.50% 10/15/17	143,000	148,363
#Hilcorp Energy I 144A 8.00% 2/15/20	152,000	167,960
Holly 9.875% 6/15/17	112,000	125,720
#Holly Energy Partners 144A 6.50% 3/1/20	50,000	51,188
#Kodiak Oil & Gas 144A 8.125% 12/1/19	155,000	166,044
Laredo Petroleum 9.50% 2/15/19	178,000	197,135
Linn Energy
#144A 6.50% 5/15/19	20,000	20,500
8.625% 4/15/20	147,000	163,905
#NFR Energy 144A 9.75% 2/15/17	294,000	235,200
Oasis Petroleum 7.25% 2/1/19	130,000	138,450
Offshore Group Investments 11.50% 8/1/15	136,000	152,320
Petroleum Development 12.00% 2/15/18	152,000	166,440
Pioneer Drilling
9.875% 3/15/18	154,000	165,550
#144A 9.875% 3/15/18	50,000	53,750
*Quicksilver Resources 9.125% 8/15/19	150,000	151,875
#Samson Investment 144A 9.75% 2/15/20	165,000	173,869
SandRidge Energy
7.50% 3/15/21	150,000	152,250
8.75% 1/15/20	29,000	31,030
		4,075,768

Finance & Investments – 1.04%
E Trade Financial PIK 12.50% 11/30/17	147,000	171,990
•#ILFC E-Capital Trust I 144A 4.34% 12/21/65	100,000	69,686
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	325,000	237,250
Nuveen Investments
10.50% 11/15/15	260,000	273,000
#144A 10.50% 11/15/15	72,000	75,240
		827,166
Healthcare – 2.09%
Accellent 10.00% 11/1/17	92,000	77,740
Alere 9.00% 5/15/16	145,000	153,700
#AMGH Merger Sub 144A 9.25% 11/1/18	160,000	173,799
Community Health Systems
#144A 8.00% 11/15/19	80,000	85,200
8.875% 7/15/15	94,000	98,700
HealthSouth 7.75% 9/15/22	35,000	38,238
#inVentiv Health 144A 10.00% 8/15/18	139,000	126,490
#Kinetic Concepts 144A
10.50% 11/1/18	50,000	52,500
12.50% 11/1/19	120,000	117,000
LVB Acquisition 11.625% 10/15/17	158,000	173,208
#Multiplan 144A 9.875% 9/1/18	178,000	194,353
#PSS World Medical 144A 6.375% 3/1/22	65,000	67,925
Radnet Management 10.375% 4/1/18	138,000	132,653
#STHI Holding 144A 8.00% 3/15/18	150,000	160,500
		1,652,006
Insurance – 1.47%
•American International Group 8.175% 5/15/58	275,000	292,531
•ING Groep 5.775% 12/29/49	445,000	384,925
•#Liberty Mutual Group 144A 7.00% 3/15/37	265,000	234,525
•XL Group 6.50% 12/31/49	290,000	248,675
		1,160,656
Media – 3.85%
Affinion Group 7.875% 12/15/18	202,000	181,800
#AMC Networks 144A 7.75% 7/15/21	170,000	190,400
#AMO Escrow 144A 11.50% 12/15/17	63,000	57,645
Cablevision Systems 8.00% 4/15/20	151,000	170,253
CCO Holdings
7.00% 1/15/19	14,000	15,190
8.125% 4/30/20	205,000	230,625
Clear Channel Communications 9.00% 3/1/21	369,000	341,324
#Clear Channel Worldwide Holdings 144A 7.625% 3/15/20	140,000	140,000
DISH DBS
6.75% 6/1/21	40,000	44,600
7.875% 9/1/19	110,000	129,800
Entravision Communications 8.75% 8/1/17	95,000	100,938
MDC Partners
11.00% 11/1/16	146,000	159,870
#144A 11.00% 11/1/16	70,000	75,950
#Nara Cable Funding 144A 8.875% 12/1/18	200,000	196,000
Nexstar Broadcasting 8.875% 4/15/17	139,000	149,425
#Ono Finance II 144A 10.875% 7/15/19	234,000	212,355
#Univision Communications 144A 8.50% 5/15/21	255,000	254,363
#UPC Holding 144A 9.875% 4/15/18	189,000	210,735
#Videotron 144A 5.00% 7/15/22	80,000	80,000
Virgin Media Finance 8.375% 10/15/19	92,000	104,880
		3,046,153
Services – 4.68%
Beazer Homes USA
9.125% 6/15/18
9.125% 5/15/19	244,000	209,690

#Caesars Operating Escrow 144A 8.50% 2/15/20	70,000	71,575
Cardtronics 8.25% 9/1/18	72,000	79,740
Casella Waste Systems
7.75% 2/15/19	173,000	173,000
11.00% 7/15/14	83,000	90,366
#Chester Downs & Marina 144A 9.25% 2/1/20	85,000	89,250
*#Delta Air Lines 144A 12.25% 3/15/15	129,000	139,643
#Equinox Holdings 144A 9.50% 2/1/16	143,000	153,010
*Harrah's Operating 10.00% 12/15/18	140,000	108,850
Kansas City Southern de Mexico
6.125% 6/15/21	140,000	152,600
8.00% 2/1/18	32,000	35,760
M/I Homes 8.625% 11/15/18	246,000	238,620
*Marina District Finance 9.875% 8/15/18	52,000	49,660
MGM Resorts International 11.375% 3/1/18	363,000	430,154
#NCL 144A 9.50% 11/15/18	30,000	31,706
Peninsula Gaming 10.75% 8/15/17	165,000	182,119
PHH 9.25% 3/1/16	145,000	146,450
*Pinnacle Entertainment 8.75% 5/15/20	155,000	164,688
RSC Equipment Rental
8.25% 2/1/21	147,000	156,555
10.25% 11/15/19	13,000	14,625
#ServiceMaster 144A 8.00% 2/15/20	45,000	47,700
#Seven Seas Cruises 144A 9.125% 5/15/19	235,000	243,225
Standard Pacific 10.75% 9/15/16	69,000	79,609
*Swift Services Holdings 10.00% 11/15/18	60,000	65,925
*#Swift Transportation 144A 12.50% 5/15/17	66,000	70,895
#United Air Lines 144A 12.00% 11/1/13	203,000	216,195
#UR Financing Escrow 144A
5.75% 7/15/18	30,000	30,900
7.625% 4/15/22	50,000	51,875
West 7.875% 1/15/19	165,000	179,231
		3,703,616
Technology – 2.59%
Advanced Micro Devices 7.75% 8/1/20	245,000	272,868
Aspect Software 10.625% 5/15/17	143,000	154,798
Avaya
9.75% 11/1/15	25,000	25,125
PIK 10.125% 11/1/15	210,000	211,575
CDW 12.535% 10/12/17	240,000	262,800
First Data 11.25% 3/31/16	501,000	477,202
GXS Worldwide 9.75% 6/15/15	173,000	173,433
iGate 9.00% 5/1/16	160,000	174,800
*MagnaChip Semiconductor 10.50% 4/15/18	101,000	111,984
Seagate HDD Cayman 7.75% 12/15/18	164,000	185,320
		2,049,905
Telecommunications – 4.37%
#Clearwire Communications 144A 12.00% 12/1/15	297,000	290,318
#Columbus International 144A 11.50% 11/20/14	130,000	141,700
Cricket Communications 7.75% 10/15/20	172,000	171,785
#Digicel Group 144A
9.125% 1/15/15	100,000	102,500
10.50% 4/15/18	221,000	243,099
Hughes Satellite Systems 7.625% 6/15/21	135,000	147,150
#Integra Telecom Holdings 144A 10.75% 4/15/16	125,000	109,063
Intelsat Bermuda
11.25% 2/4/17	401,000	414,533
PIK 11.50% 2/4/17	176,092	181,815
Level 3 Communications 11.875% 2/1/19	95,000	108,538
Level 3 Financing 10.00% 2/1/18	162,000	179,415
MetroPCS Wireless 6.625% 11/15/20	85,000	87,763
NII Capital 7.625% 4/1/21	85,000	87,338

PAETEC Holding 9.875% 12/1/18	106,000	119,250
Qwest 8.375% 5/1/16	4,000	4,704
Qwest Communications International 7.50% 2/15/14	58,000	58,348
Satmex Escrow 9.50% 5/15/17	85,000	88,825
Sprint Capital 8.75% 3/15/32	99,000	88,605
Sprint Nextel
8.375% 8/15/17	145,000	142,825
#144A 9.125% 3/1/17	195,000	196,463
Telesat Canada 12.50% 11/1/17	131,000	146,720
#Wind Acquisition Finance 144A 11.75% 7/15/17	335,000	345,049
		3,455,806
Utilities – 0.90%
AES 8.00% 6/1/20	50,000	58,875
#Calpine 144A
7.50% 2/15/21	100,000	109,000
7.875% 1/15/23	65,000	71,175
Elwood Energy 8.159% 7/5/26	121,563	120,803
*GenOn Americas Generation 8.50% 10/1/21	185,000	169,275
GenOn Energy 9.875% 10/15/20	75,000	70,688
•Puget Sound Energy 6.974% 6/1/67	110,000	110,159
		709,975
Total Corporate Bonds (cost $31,710,135)		32,967,106

«Senior Secured Loans – 0.69%
Brock Holdings III 10.00% 2/15/18	55,000	53,167
Dynegy Power Tranche 1st Lien 9.25% 7/11/16	79,800	82,613
PQ 6.74% 7/30/15	170,000	160,183
@SandRidge Energy 5.00% 2/2/17	75,000	75,000
Texas Competitive Electric Holdings 3.76% 10/10/14	280,000	171,558
Total Senior Secured Loans (cost $581,439)		542,521

	Number of
	Shares
Limited Partnership – 0.24%
Brookfield Infrastructure Partners	6,400	190,144
Total Limited Partnership (cost $121,629)		190,144

Preferred Stock – 1.25%
#Ally Financial 144A 7.00%	200	173,550
*@Cogdell Spencer 8.50%	25,000	631,250
•GMAC Capital Trust I 8.125%	8,000	187,840
=†PT Holdings	70	0
Total Preferred Stock (cost $1,010,666)		992,640

Right – 0.00%
*†Rouse Properties	166	0
Total Right (cost $0)		0

Warrants – 0.00%
=Nieuwe Steen Investments	300	0
=@∏PT Holdings	70	1
Total Warrants (cost $1,680)		1

	Principal
	Amount
Short-Term Investments – 3.45%
Repurchase Agreements – 2.90%
Bank of America 0.14%, dated 2/29/12, to be
repurchased on 3/1/12, repurchase price $362,396
(collateralized by U.S. government obligations 2.375%-4.50%
2/28/15-8/15/39; market value $369,642)	$362,395	362,395

BNP Paribas 0.14%, dated 2/29/12, to be
repurchased on 3/1/12, repurchase price $1,932,613
(collateralized by U.S. government obligations 0.75%-4.00%
3/31/13-2/15/22; market value $1,971,258)	1,932,605	1,932,605
		2,295,000

≠U.S. Treasury Obligation – 0.55%
U.S. Treasury Bill 0.016% 3/1/12	431,348	431,348
Total Short-Term Investments (cost $2,726,348)		2,726,348

Total Value of Securities Before Securities Lending Collateral – 125.48%
(cost $90,563,450)		99,278,432

	Number of
	Shares
**Securities Lending Collateral – 6.82%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	83,504	81,132
Delaware Investments Collateral Fund No. 1	5,314,592	5,314,592
@†Mellon GSL Reinvestment Trust II	154,977	0
Total Securities Lending Collateral (cost $5,553,073)		5,395,724

Total Value of Securities – 132.30%
(cost $96,116,523)		104,674,156	©
**Obligation to Return Securities Lending Collateral – (7.02%)		(5,553,073)
Borrowing Under Line of Credit – (25.56%)		(20,225,000)
Receivables and Other Assets Net of Other Liabilities – 0.28%		224,424	«
Net Assets Applicable to 9,439,043 Shares Outstanding – 100.00%		$79,120,507

=Security is being fair valued in accordance with the Fund’s fair valuation policy. At February 29, 2012, the aggregate value of fair valued securities was $49,833, which represented 0.06% of the Fund’s net assets. See Note 1 in "Notes."
∏Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At February 29, 2012, the aggregate value of the restricted securities was $5 or 0.00% of the Fund's net assets. See Note 6 in "Notes."
†Non income producing security.
*Fully or partially on loan.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At February 29, 2012, the aggregate value of Rule 144A securities was $13,598,544, which represented 17.19% of the Fund’s net assets. See Note 6 in "Notes."
ϕStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at February 29, 2012.
•Variable rate security. The rate shown is the rate as of February 29, 2012. Interest rates reset periodically.
@Illiquid security. At February 29, 2012, the aggregate value of illiquid securities was $756,079, which represented 0.96% of the Fund’s net assets. See Note 6 in “Notes." «Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at February 29, 2012.
≠The rate shown is the effective yield at the time of purchase.
**See Note 5 in "Notes" for additional information on securities lending collateral.
©Includes $5,400,017 of securities loaned.
«Includes foreign currency valued at $10,443 with a cost of $10,427.

Summary of Abbreviations:
ADR – American Depositary Receipt
PIK – Pay-in-kind
REIT – Real Estate Investment Trust

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Investments® Dividend and Income Fund, Inc. (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2008 – November 30, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on February 29, 2012.

Distributions – The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. Under the Regulated Investment Company Modernization Act of 2010, this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after November 30, 2011. The actual determination of the source of the Fund’s distributions can be made only at year end.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2. Investments
At February 29, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At February 29, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$96,450,565
Aggregate unrealized appreciation	$12,626,345
Aggregate unrealized depreciation	(4,402,754)
Net unrealized appreciation	$8,223,591

For federal income tax purposes, at November 30, 2011, capital loss carryforwards of $20,645,167 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $9,429,531 expires in 2016 and $11,215,636 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of February 29, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$52,148,844	$-	$4	$52,148,848
Corporate Debt	344,253	42,751,370	124,828	43,220,451
Short-Term Investments	-	2,726,348	-	2,726,348
Other	1,009,234	173,550	1	1,182,785
Securities Lending Collateral	-	5,395,724	-	5,395,724
Total	$53,502,331	$51,046,992	$124,833	$104,674,156

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common	Corporate
	Stock	Debt	Other	Total
Balance as of 11/30/11	$4	$48,758	$1	$48,763
Purchases	-	76,070	-	76,070
Balance as of 2/29/12	$4	$124,828	$1	$124,833

Net change in unrealized
appreciation (depreciation) from
investments still held as of 2/29/12	$-	$-	$-	$-

During the period ended February 29, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the Fair Valuation Procedures described in Note 1, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

3. Line of Credit
For the period ended February 29, 2012, the Fund borrowed money pursuant to a $30,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expires on November 12, 2012. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At February 29, 2012, the par value of loans outstanding was $20,225,000 at a variable interest rate of 1.35%. During the period February 29, 2012, the average daily balance of loans outstanding was $20,225,000 at a weighted average interest rate of approximately 1.48%. Interest on borrowing is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.25% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

4. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. No foreign currency exchange contracts were outstanding at February 29, 2012.

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall.

At February 29, 2012, the value of securities on loan was $5,400,017, for which cash collateral was received and invested in accordance with the Lending Agreement. At February 29, 2012, the value of invested collateral was $5,395,724. These investments are presented on the schedule of investments under the caption "Securities Lending Collateral.”

6. Credit and Market Risk
The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Rating and Ba or lower by Moody’s Investors Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended February 29, 2012. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

7. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to February 29, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: